                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                             --------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) __________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                  13-3781471
                               (I.R.S. Employer
                              Identification No.)


          100 Wall Street, New York, NY                         10005
     (Address of principal executive offices)                 (Zip Code)

                             --------------------

                           For information, contact:
                          Dennis Calabrese, President
                     U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                          Telephone:  (212) 361-2506

                  CATERPILLAR FINANCIAL SERVICES CORPORATION
              (Exact name of obligor as specified in its charter)

     Delaware                                             37-1105865
     (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                       Identification No.)

     3322 West End Avenue                                 37203-0983
     Nashville, Tennessee
     (Address of principal executive offices)             (Zip Code)

                             --------------------
                                DEBT SECURITIES

Item 1.   General Information.

     Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

                         Name                              Address
                         ----                              -------

              Comptroller of the Currency              Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to
                 Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to
                 Exhibit 3 of Form T-1, Registration No. 333-51961.

     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.  Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by
                 Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 1998, published pursuant to law of the requirements of its supervising or examining authority.

     Exhibit 8.  Not applicable.

     Exhibit 9.  Not applicable.





                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of February, 1999.

                                   U.S. BANK TRUST NATIONAL ASSOCIATION



                                   By:  /s/ Patrick J. Crowley
                                        ----------------------
                                        Patrick J. Crowley
                                        Vice President

                                                                       Exhibit 7
                                                                       ---------


                     U.S. Bank Trust National Association
                       Statement of Financial Condition
                                As of 12/31/98

                                   ($000's)

                                                       12/31/98
                                                       --------

Assets
  Cash and Due From Depository Institutions            $ 42,823
  Federal Reserve Stock                                   3,384
  Fixed Assets                                              486
  Intangible Assets                                      68,104
  Other Assets                                            7,261
                                                       ---------
     Total Assets                                      $122,058

Liabilities
  Other Liabilities                                       9,462
                                                       ---------
  Total Liabilities                                       9,462

Equity
   Common and Preferred Stock                             1,000
   Surplus                                              120,932
   Undivided Profits                                     (9,336)
                                                       ---------
     Total Equity Capital                               112,596

Total Liabilities and Equity Capital                   $122,058


--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:  /s/Patrick J. Crowley
     ---------------------
     Vice President

Date:  February 9, 1999